Summary of Estimates of Fair Values of Assets Acquired and Liabilities Assumed of Mapi Group (Parenthetical) (Detail) $ in Thousands	Jul. 27, 2017 USD ($)
Mapi Group [Member]
Business Acquisition [Line Items]
Intangible asset	$ 30,637	[1]

[1]	The Company has made an initial estimate of separate intangible assets acquired of $30.6 million, being customer relationships and order book assets. This assessment is under review and will be finalized within 12 months of the date of acquisition.